                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 2, 2002
                        (Date of earliest event reported)


                                  GAINSCO, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       001-09828                75-1617013
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               1445 ROSS AVENUE, SUITE 5300, DALLAS, TEXAS 75202
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 647-0415









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ITEM 5.  OTHER EVENTS.

         GAINSCO, INC. (the "Company") completed the sale and transfer of its management contract controlling GAINSCO County Mutual Insurance Company ("GCM") to an affiliate of Liberty Mutual Insurance Company for a total of up to $10.0 million, $1.0 million of which was received by the Company upon the close of the transaction. As previously disclosed, the remaining purchase price is structured as future contingent payments through September 2009.

         As part of the transaction, the Company retained approximately $3.5 million of GCM's surplus in the forms of principal and interest in redemption of GCM's surplus debenture and payments under the management contract. This amount will remain as part of the combined statutory policyholders' surplus of the Company. Additionally, the Company and its subsidiaries retained all assets and liabilities associated with GCM's past, present and runoff commercial insurance business. The Company made a $0.5 million prepayment of its outstanding bank debt from the closing proceeds of the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         No financial statements or pro forma financial statements are required to be filed as a part of this Report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

EXHIBITS
EXHIBIT NO.

10.26 Acquisition Agreement dated August 12, 2002 among the Registrant, GAINSCO Service Corp., Berkeley Management Corporation, Liberty Mutual Insurance Company, and GAINSCO County Mutual Insurance Company [Exhibit 10.26, Quarterly Report on Form 10-Q dated August 14, 2002](*)

10.32 Amendment to Acquisition Agreement dated December 2, 2002 among the Registrant, GAINSCO Service Corp., Berkeley Management Corporation, Liberty Mutual Insurance Company, and GAINSCO County Mutual Insurance Company(1)

99.4 Press Release by the Registrant dated December 2, 2002 announcing the consummation of the sale and transfer of the Management Contract with GAINSCO County Mutual Insurance Company to an affiliate of Liberty Mutual Insurance Company(1)

              *   Exhibit has previously been filed with the Commission as an exhibit in the filing designated in brackets and is incorporated herein by this reference. Registrant's file number for reports filed under the Securities Exchange Act of 1934 is 1-9828.

           (1)    Filed herewith.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GAINSCO, INC.


                                            BY:  /s/ GLENN W. ANDERSON


                                            --------------------------------
                                            Glenn W. Anderson, President and
                                            Chief Executive Officer


DATED: December 2, 2002








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                                  GAINSCO, INC.

                                  EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIALLY
EXHIBIT NO.                                                        NUMBERED PAGE
-----------                                                        -------------
10.26      Acquisition Agreement dated August 12, 2002 among the Registrant,
           GAINSCO Service Corp., Berkeley Management Corporation, Liberty
           Mutual Insurance Company, and GAINSCO County Mutual Insurance Company
           [Exhibit 10.26, Quarterly Report on Form 10-Q dated August 14,
           2002](*)

10.32      Amendment to Acquisition Agreement dated December 2, 2002 among the
           Registrant, GAINSCO Service Corp., Berkeley Management Corporation,
           Liberty Mutual Insurance Company, and GAINSCO County Mutual Insurance
           Company(1)

99.4 Press Release by the Registrant dated December 2, 2002 announcing the consummation of the sale and transfer of the Management Contract with GAINSCO County Mutual Insurance Company to an affiliate of Liberty
           Mutual Insurance Company(1)

                  * Exhibit has previously been filed with the Commission as an exhibit in the filing designated in brackets and is incorporated herein by this reference. Registrant's file number for reports filed under the Securities Exchange Act of 1934 is 1-9828.

                (1)   Filed herewith.








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